Sequoia ETF

A Series of Northern Lights Fund Trust II

Ticker: SEQ

Exchange: NYSE Arca, Inc.

Supplement dated October 30, 2026

to the Prospectus and Statement of Additional Information (“SAI”) dated October 16, 2026

Effective immediately, the second paragraph entitled “Dividends, Distributions and Taxes” under the “Distributions and Taxes” section located on page 12 of the Prospectus is hereby deleted and replaced with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

The third paragraph under entitled “Tax Status” located on page 31 of the SAI is hereby deleted and replaced with the following:

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made annually for the Fund. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated October 16, 2026, which provide information that you should know before investing in the Sequoia ETF and should be retained for future reference. These documents are available upon request and without charge by calling the Sequoia ETF at 844-737-3230.